FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 30, 2003

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-11779	75-2548221
(Sate or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code: (972) 604-6000

Item 7.   Financial Statements and Exhibits

(c)        The following exhibit is furnished herewith:

99.1	Registrant's press release dated June 30, 2003.

Item 9.   Regulation FD Disclosure

             On June 30, 2003, the registrant issued a press release reaffirming certain guidance and reviewing its efforts to improve working capital.  The press release is attached as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                                                    ELECTRONIC DATA SYSTEMS CORPORATION

June 30, 2003                                                                                                                                             By:          /s/ D. Gilbert Friedlander

                                                                                                                                                                            D. Gilbert Friedlander, Senior Vice
                                                                                                                                                                            President, General Counsel and Secretary

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